BOMBARDIER CAPITAL INC.                                     FLOORPLAN REPURCHASE
BOMBARDIER CAPITAL LTD.                                  AGREEMENT ("Agreement")


1. Recitals. The undersigned vendor (the "Vendor") intends to sell at wholesale to retail dealers or distributors various products which now or in the future may exist (the "Merchandise"). Certain dealers or distributors in Canada may require financial assistance from Bombardier Capital Ltd. ("BCL"), and certain dealers or distributors in the United States may require financial assistance from Bombardier Capital Inc. ("BCI") in order to make such purchases from Vendor. Retail dealers or distributors requiring such financial assistance are hereafter individually referred to as a "Buyer" and collectively as "Buyers," and BCI and BCL are each hereafter referred to as "BCG"; provided, however, that in all instances where the Buyer is located in Canada, BCG shall mean BCL, and in all instances where the Buyer is located in the United States, BCG shall mean BCI. To induce BCG to finance the acquisition of Merchandise by any Buyer, and in consideration of the financing enabling Vendor to sell Merchandise to Buyers, Vendor agrees that whenever a Buyer requests the shipment of Merchandise from Vendor and requests that BCG finance its purchase of the Merchandise in accordance with any plan of financing offered by BCG from time to time, Vendor may deliver to BCG a Wholesale Instrument (as hereafter defined) describing the Merchandise requested to be financed by BCG. As used herein, "Wholesale Instrument" shall mean, note, invoice, bill of sale, conditional sales contract, installment sales contracts, chattel mortgage, lease. trust receipt, chattel paper, security interest, or other evidence of indebtedness or obligation of payment arising out of the sale or delivery of Merchandise to a Buyer.

2. Warranties and Representations. By delivery of a Wholesale Instrument to BCG, Vendor shall evidence and warrant the following:

     (a)  That Vendor  transfers to the Buyer all right,  title, and interest in
          and  to  the   Merchandise,   contingent   upon  BCG's  financing  the
          transaction;

     (b) That Vendor's title to the Merchandise is free and clear of all liens and encumbrances when transferred to the Buyer except for liens in favor of BCG;

     (c) That the Merchandise has been the subject of a bona fide order by the Buyer placed with Vendor and accepted by Vendor and that the Buyer has requested that the transaction be financed by BCG;

     (d)  That the Merchandise is new, unused, and free of any defects; and

     (e) That the Merchandise has been shipped to the Buyer no more than ten days prior to the Wholesale Instrument date, and that the Wholesale Instrument date is no more than twenty (20) days prior to delivery of the Wholesale Instrument to BCG.

In the event Vendor breaches any of the foregoing warranties, Vendor will immediately upon demand pay to BCG, in cash, an amount equal to the outstanding balance owed to BCG with respect to such Merchandise, plus the costs and expenses, if any, incurred by BCG in the enforcement of this Agreement.

3. Acceptance of Wholesale Instrument. This Agreement shall in no way bind BCG to finance the acquisition of any Merchandise, but shall apply only to transactions accepted by BCG in its sole discretion. BCG's final acceptance of a transaction shall be indicated only by BCG's issuance to Vendor of a draft or other instrument in an amount equal to the Merchandise Cost (as hereafter defined).

4. Payment of Wholesale Instrument. The amount due from BCG in connect ion with any Wholesale Instrument shall be the original wholesale price for the Merchandise covered by such Wholesale Instrument, minus any discount agreed to by the Vendor and BCG (the "Merchandise Cost").

5. Repurchase Obligations. If BCG pays the Wholesale Instrument (whether by check, draft, notice of set off authorized hereunder, or any other means), Vendor will repurchase such Merchandise from BCG on the following terms and conditions, whenever and for whatever reason Vendor comes into possession of the Merchandise or BCG demands repurchase:

     (a) Vendor will accept delivery of and repurchase the Merchandise, or any portion of the Merchandise that may from time to time be delivered, in a condition that is new and unused except for normal wear and tear resulting from display or demonstration, at such location(s) as BCG may reasonably designate;

     (b) Vendor will pay to BCG within thirty (30) days of Vendor's receipt of possession of the Merchandise or within ten (10) days of BCG's repurchase demand, whichever occurs first, an amount equal to the total unpaid balance owed to BCG on the Merchandise plus any
          reasonable  expenses,   charges,  or  penalties  incurred  by  BCG  in
          connection with obtaining possession of the Merchandise, or in connection with storage of the Merchandise subsequent to repurchase demand, as well as all applicable duties and Canadian federal and provincial taxes (including, but not limited to, goods and services taxes) (the "Repurchase Price");

     (c) The Repurchase Price shall be payable to BCG in lawful money of (i) the United States if the Merchandise was financed by BCI or (ii) Canada if the Merchandise was financed by BCL.

     (d) Vendor's Obligation to repurchase Merchandise shall terminate on the 365th day after the date of Manufacturer's Wholesale Instrument covering such Merchandise.

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
In the event Vendor defaults in the payment of the Repurchase Price when due, interest shall immediately commence accruing on the unpaid portion of the Repurchase Price at the rate of eighteen percent (18%) per annum until fully paid. It is the intention of BCG to conform to all applicable laws governing the rates of interest that may be charged. If the amount contracted for, charged, or received, BCG exceeds the maximum amount permitted by law, it is agreed that such excess will be considered an error and canceled immediately and, if already paid, shall be refunded to Vendor or, at BCG's option, applied to other outstanding liabilities of Vendor to BCG. Merchandise repossessed by or in the possession of BCG may be sold or disposed of by BCG, its agents or affiliates, without prior repurchase demand.

6. Bailment and Transfer of Repurchased Merchandise. Until such time as BCG has received payment of the Repurchase Price, any Merchandise subject to this Agreement, or portion thereof, is held by Vendor solely as bailee for BCG and is subject to the superior possessory right of BCG. Immediately upon demand from BCG, Vendor shall surrender possession of any Merchandise pursuant to the instructions of BCG. Contemporaneously with full and final payment to BCG of the Repurchase Price; the bailment shall terminate and BCG shall transfer to Vendor any right, title, and interest BCG may have in and to the Merchandise; provided, however, that BCG makes no representation or warranty in connection with such transfer that BCG has any right in and to the Merchandise other than a right of possession.

7. Set Off and Extensions. Upon notice to Vendor, BCG may deduct, set off, withhold, or apply any sums or payments due from Vendor to BCG against any sums due from BCG to Vendor. If BCG is entitled to a set off under the terms of this Agreement at the time BCG receives a Wholesale Instrument from Vendor, or before such Wholesale Instrument falls due, then, to the extent of such entitlement, BCG's notice of set off delivered to Vendor shall constitute payment of the Wholesale Instrument. BCG may extend the time for payment of, modify, restructure, or defer the obligations of any Buyer without notice to Vendor and without altering Vendor's obligations hereunder.

8. Waiver. Vendor waives notice of non-payment, protest, and dishonor of any Wholesale Instrument, and all other notices Vendor might otherwise be entitled to by law. Vendor waives any rights Vendor may have to require BCG to proceed against the Buyer or to pursue any other remedy in BCG's power. BCG's delay in or failure to exercise any rights granted hereunder shall not operate as a waiver of those rights. Any delay by BCG in repossessing Merchandise that is subject to this Agreement shall not waive or modify Vendor's obligations hereunder, so long as BCG pursues repossession in good faith. In the event BCG is unable to enforce its security interest in any Merchandise as a result of bankruptcy proceedings or other litigation, mediation or arbitration affecting the Merchandise, any expiration of Vendor's repurchase obligations shall be stayed effective the commencement date of such bankruptcy proceedings or other litigation, mediation or arbitration. Such stay shall continue in effect for no less than sixty (60) days subsequent to the dismissal or other termination of the proceedings giving rise to the stay.

9 Financial Statements. Vendor will deliver to BCG Vendor financial statement for the fiscal year then most recently ended not later than twenty (20) days after the preparation of such financial statement, but in no event later than one-hundred-twenty (120) days after the expiration of each of Vendor's fiscal

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
years. In addition, Vendor will promptly deliver to BCG such interim financial Statements as BCG may reasonably request from time to time. All of Vendor's financial statements shall be prepared in accordance with generally accepted accounting principals.

10. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of BCG and Vendor. All of BCG's obligations hereunder may be performed by any of BCG's subsidiary and/or affiliated companies, and all of the promises Vendor makes hereunder shall inure jointly and severally to BCG and each of BCG's subsidiary and/or affiliated companies as the same may exist from time to time. If BCG finances the acquisition of any Merchandise sold or shipped to a Buyer by any subsidiary, affiliated company, and/or distributor of Vendor, Vendor agrees that all of Vendor's promises and obligations shall remain in force as if such Merchandise had been sold or shipped by Vendor. BCG may assign its rights and obligations under this Agreement without prior notice to Vendor. Vendor may not assign its rights and obligations under this Agreement without the prior written consent of BCG.

11. Termination. Either party may terminate this Agreement by written notice to the other party, the termination to be effective thirty days after the date of delivery thereof, but such termination shall not affect Vendor's liability with respect to financial transactions entered into by BCG with any Buyer of Vendor's Merchandise prior to the effective date of termination, including, without limitation, transactions that will not be completed until after the effective date of termination.

12. Louisiana. With respect to transactions financed by BCG for Buyers located in the State of Louisiana, upon BCG'S payment for each item of Merchandise, Vendor hereby assigns and grants to BCG without warranty or recourse any vendor's privilege and lien on that item granted under Louisiana law to the fullest extent as if BCG had actually sold the Merchandise to the Buyer; provided, however, that nothing contained in this Agreement shall be deemed a representation or warranty by Vendor that any valid or enforceable vendor's lien or privilege exists under Louisiana law.

13. Miscellaneous. Vendor does not intend to enter into a joint venture with BCG and nothing contained in this Agreement shall be construed to establish a joint venture between BCG and Vendor. Notwithstanding any repurchase of Merchandise by Vendor pursuant to this Agreement, BCG shall retain a right superior to that of Vendor to collect any amounts owed by the Buyer to BCG in connection with such Merchandise.

14. Merger and Modification. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. Any contingent liabilities and/or indebtedness arising under any repurchase agreement previously executed by the parties hereto shall remain due and owing under and pursuant to this Agreement. This Agreement is specifically not intended to discharge any indebtedness owing under any previously executed repurchase agreement. No course of dealing, course of performance, or trade usage and no parol evidence of any nature shall be used to supplement or modify the terms of this Agreement. If at any time one or more provisions of this Agreement becomes invalid, illegal, or unenforceable in whole or in part in any jurisdiction, the validity, legality, and enforceability of the remaining provisions shall not in

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
any way be affected or impaired. This Agreement may not be modified except by written agreement signed by all parties hereto. Vendor agrees to provide to BCG such further writings, certificates, or other documentation as BCG may reasonably request in order to fulfill the intent of this Agreement.

15. Notices. All notices, other than repurchase demands, required or permitted to be delivered hereunder shall be in writing, and shall be deemed received three (3) days after mailed postage prepaid, certified mail, return receipt requested, to the business addresses for the parties as written below, or to such other addresses as the parties may designate in writing from time to time. All repurchase demands shall be in writing and shall be deemed received three
(3) days after sent by fax or regular mail, postage prepaid, to the Vendor's address shown below, or to such other address as Vendor may designate in writing from time to time.

16. Counterparts and Headings. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and such counterparts shall together constitute but one and the same agreement. The section headings in this Agreement are inserted for convenience of reference only and shall not limit or otherwise effect the meaning of any provision thereof.

17. English. The parties declare that they have requested that this Agreement be drawn up in the English language only. Les parties aux presentes declarent qu'elles ont exige que le present contrat soit redige en langue anglaise, seulement.

Notice of the acceptance of this Agreement is hereby waived.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by Vendor's undersigned agents, duly authorized.


Date: August 5, 1998                    VENDOR:

                                        Titan Motorcycle Co. of America
                                        ----------------------------------------
                                        [Insert Name of Company]

By: /s/ Francis S. Keery                By: /s/ Robert P. Lobban
    --------------------------------        ------------------------------------
Title: Chief Executive Officer          Title: CFO
       -----------------------------           ---------------------------------

[If a Corporation, two authorized       Address: 2222 West Peoria Avenue
officers must sign.]                             Phoenix, AZ 85029

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
                       CERTIFICATE OF CORPORATE SECRETARY


     The  undersigned,  Secretary  of  Titan  Motorcycle  Co.  of  America  (the
"Corporation") hereby certifies to BCG, its successors and assigns, that the foregoing FLOORPLAN REPURCHASE AGREEMENT was approved, and the execution thereof by Francis S. Keery and Robert P. Lobban, acting on behalf of the Corporation was authorized, by resolution of the board of directors of the Corporation duly adopted at a valid meeting of the board of directors of the Corporation held on August 4, 1998, which resolution has not been amended or revoked and remains in full forte and effect. I further certify that the signatures appearing above are in fact the signatures of the persons so authorized. In witness whereof, I have subscribed my name and attached the seal of the Corporation hereto this 5th day of August, 1998.


                                        /s/ Barbara S. Keery
                                        ----------------------------------------
                                        Secretary                         [seal]

ACCEPTED:

By: BOMBARDIER CAPITAL INC.             By: BOMBARDIER CAPITAL LTD.

By: /s/ Michael S. Schirmer             By:
    ---------------------------------       ---------------------------------
Name: Michael S. Schirmer               Name:
      -------------------------------         -------------------------------
Title: Operations Manager               Title:
       ------------------------------          ------------------------------


Attn: Manufacturer Accounts Region      Attn: Manufacturer Accounts Region
P.O. Box 991                            5571 Saint Joseph Street
1600 Mountain View Drive                Valcourt, Quebec
Colchester, Vermont                     Canada JOE 2L0
U.S.A. 05446-0991

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